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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 11, 2003
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                Date of Report (Date of earliest event reported)

                   Spectrum Sciences & Software Holdings Corp.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                 80-0025175
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   (State or other jurisdiction   (Commission    (IRS Employer
               of incorporation)   File Number)   Identification No.)

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
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          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report


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Item 9.  Regulation FD Disclosure

         On December 11, 2003, TRG, LLC published an article (the "Article") on our subsidiary, Spectrum Sciences & Software, Inc ("Spectrum"). This article mentioned an internal corporate research & development project called
"SafeBorders". SafeBorders is a new application of Spectrum's fully developed SafeRange technology. The SafeRange technology has been a mainstay of Spectrum since its corporate inception.

         Spectrum is constantly researching markets and new applications for the SafeRange Technology. One of the most promising of these applications is the development of sensor footprints to optimize the observation of our nation's borders. Although the Article indicates that the "revenue potential for this application [SafeBorders] is in the 10's of million of dollars", we disclaim any connection with that statement, and further, as we have not tested the market to any significant degree, we are uncertain as to its revenue potential.

         As discussed in the Article, we do feel that we are ahead of our competition in this area. SafeRange is a mature technology that is directly applicable to border surveillance. SafeBorders development has been funded through our internal R&D program. As a portion of the R&D program, interviews were conducted during early December 2003 with several government agencies to determine the viability of the SafeBorders application. Those interviews and discussions were well received. Future presentations are anticipated in early 2004.

         While the SafeRange technology is mature, the SafeBorders application is still in the development stage. There are numerous contingencies and intervening events that could occur that could impact our plans for this new outgrowth of the SafeRange technology. Our investors and stockholders should be mindful of the many contingencies and other intervening events that could affect the decisions, planning and development for this new application.

Safe Harbor Statement

         Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "anticipate," "believe," "expect," "future," "may," "will," "should," "plan," "projected," "intend," and similar expressions to identify forward-looking statements. These statements are based on the Registrant's beliefs and the assumptions it made using information currently available to it. Because these statements reflect the Registrant's current views concerning future events, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of 8-K. Accordingly, reference should be made to the Registrant's periodic filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Spectrum Sciences & Software Holdings Corp.


                                     By: /s/ Donal Myrick
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                                     Donal Myrick
                                     President and CEO


Date:  December 15, 2003

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